SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 14, 2007 (December 13, 2007)

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03             AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a)           On December 13, 2007, the Board of Directors (the “Board”) of Waddell & Reed Financial, Inc. (the “Company”) approved an amendment to Section 1 of Article III of the Company’s bylaws (as amended and restated, the “Restated Bylaws”), which provides that no non-employee director may serve on the Board after the annual stockholder meeting following his 73rd birthday.  This provision was amended to state that no non-employee director may serve on the Board after the annual stockholder meeting following his 74th birthday.  The Restated Bylaws are effective immediately.

                The above summary of the revision to Article III of the Company’s bylaws is qualified in its entirety by reference to the Restated Bylaws, a copy of which is attached to this report as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

                                               3.1           Amended and Restated Bylaws of Waddell & Reed Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: December 13, 2007	By:	/s/ Daniel P. Connealy
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Waddell & Reed Financial, Inc.